SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                         August 10, 2005 (August 4, 2005)
                         Fischer-Watt Gold Company Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                      0-22515                88-0227654
-----------------------------    -----------------------   -------------------
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
      of incorporation)                                    Identification No.)


                                  2582 Taft Ct.
                               Lakewood CO. 80215
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (208) 664-6757

               Registrant's telephone number, including area code


                              1410 Cherrywood Drive
                             Coeur d'Alene ID 83814
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


                                       N/A

           Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Principal Officer; Appointment of Principal Officer

     Mr. George Beattie has retired as the Company's President and Chief Executive Officer. His resignation was accepted at a Board meeting on August 4, 2005. Mr. Beattie will continue as a Director of Fischer-Watt Gold.

     Also on August 4, 2005, Mr. Peter Bojtos, P. Eng. was appointed as President, Chief Executive Officer, and Chairman of the Board. Mr. Bojtos, age 56, is a geologist and Professional Engineer, and has been a director, Vice-Chairman and a Vice-President of the Company since 1996. Mr. Bojtos will continue at his salary of $50,000 per annum. The Company currently owes him $302,795 in accrued salary and unreimbursed expenses and $20,000 in a demand note at 5% interest rate, reflecting funds loaned by Mr. Bojtos to the Company.


ITEM 7.01  Regulation FD Disclosure

     On August 10, 2005, Fischer-Watt Gold Company Inc. issued a press release announcing changes in its executive management, effective August 4, 2005, including the appointment of Peter Bojtos as chief executive officer and chairman of the board following the resignation of George Beattie, who will continue as a director, and the resignation of James Seed as chairman, who will continue as a director. The company also announced a change of address for its operations office. Full text of the release is incorporated herein and attached to this 8-K as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

          c) Exhibits

The following exhibit is furnished with this report.

-----------------------------  -------------------------------------------------
Exhibit Number                 Description
-----------------------------  -------------------------------------------------
99.1                           Press  Release  dated  August 9, 2005,  "Fischer-
                               Watt Gold announced Executive Management Changes.
-----------------------------  -------------------------------------------------



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2005


                Fischer-Watt Gold Company Inc.

                By:  /s/ Peter Bojtos
                --------------------------------------
                     Peter Bojtos, President
                     and Chief Executive Officer

                                  EXHIBIT INDEX

----------------------------  --------------------------------------------------
Exhibit Number                Description
----------------------------  --------------------------------------------------
99.1                          Press Release  dated August 10, 2005, "Fisher-Watt
                              Gold Announces Executive Management Changes"
----------------------------  --------------------------------------------------








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                         FISCHER-WATT COLD GOMPANY INC.
                       2582 Taft Ct. / Lakewood CO. 80215
                     Telephone 208-664-6757 Fax 208-667-6516



News Release # 02/2005                                          August 10, 2005


            FISCHER-WATT GOLD ANNOUNCES EXECUTIVE MANAGEMENT CHANGES

Coeur d'Alene  Idaho--August 9,  2005--Fischer-Watt  Gold Company, Inc. ( OTCBB:
FWGO) announces that Mr. George Beattie has retired as the Company's President and Chief Executive Officer. His resignation was accepted at a Board meeting on August 4, 2005 where he was warmly thanked for his years of service to the company. George will continue as a Director of Fischer-Watt Gold.

The Board subsequently appointed Mr. Peter Bojtos, P. Eng. as President, and Chief Executive Officer. Peter, age 56 who is a geologist and Professional Engineer, has been a director, Vice-Chairman and a Vice-President of the Company since 1996 and he will continue at his salary of $50,000 per annum. The Company owes him $302,795 in accrued salary and expenses and $20,000 in a demand note at 5% interest rate.

In addition, Mr. James Seed relinquished his position as Chairman of Fischer-Watt and the Board elected to have the new President take on this additional role. The Board thanked Jim for his contribution as Chairman over many years.

In taking on these appointments Peter Bojtos summarized the immediate main tasks facing the Company. "We are in the process of finalizing our previously announced agreement regarding the development of our La Balsa copper deposit with NeXvu Capital. Additionally we will look to strengthening the Company financially and seek new resource properties and opportunities."

The address of the Company's  operations  office,  previously in Coeur d' Alene,
Idaho has been  changed  to:     2582 Taft Ct.
                               Lakewood CO  80215

The  Company's telephone number 208 664 6757 remains the same.

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